UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2018
Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin	54301
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code 920-491-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2018, Associated Banc-Corp announced its earnings for the quarter ended December 31, 2017. A copy of the registrant’s press release containing this information and the slide presentation discussed on the conference call for investors and analysts on January 25, 2018, are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Report on Form 8-K and are incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:
99.1 Press release of the registrant dated January 25, 2018, containing financial information for the quarter ended December 31, 2017.

99.2 Slide presentation discussed on the conference call for investors and analysts on January 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: January 25, 2018	By:	/s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Chief Financial Officer

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99.1	Press release of the registrant dated January 25, 2018, containing financial information for the quarter ended December 31, 2017.

99.2	Slide presentation discussed on the conference call for investors and analysts on January 25, 2018.